UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 17, 2022

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	MIR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events.
On October 20, 2021, Mirion Technologies, Inc. (the “Company”) (formerly known as GS Acquisition Holdings Corp II (“GSAH”)), consummated its previously announced business combination (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated June 17, 2021, as amended, by and among GSAH, the Company, and the other parties thereto. On March 8, 2022, the Company filed Post-Effective Amendment No. 1 to the registration statement on Form S-1 (file no. 333-260528) (the “Post-Effective Amendment”) with respect to the issuance by the Company and the resale by the selling security holders named therein of shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”). The Post-Effective Amendment included historical financial statements of GSAH (the "Historical Financial Information") and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 (the “Pro Forma Financial Information”) to give pro forma effect to the Business Combination as if it had occurred on January 1, 2021.
The Historical Financial Information and Pro Forma Financial Information are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference. The purpose of this Current Report on Form 8-K is to, among other things, file the Historical Financial Information and Pro Forma Financial Information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference into one or more registration statements filed or to be filed by the Company with the Securities and Exchange Commission. The Pro Forma Financial Information has not been updated for interim results subsequent to December 31, 2021 as the interim results reflect the impact of the Business Combination.
Item 9.01   Financial Statements and Exhibits
(a) Financial Statements
The audited financial statements of GSAH as of October 19, 2021 and December 31, 2020 and the periods ended October 19, 2021, December 31, 2020, and December 31, 2019, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined statement of operations giving pro forma effect to the Business Combination as if it had occurred on January 1, 2021, is attached as Exhibit 99.2 hereto and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLC.
99.1
Audited Financial Statements of Mirion Technologies, Inc. (f/k/a GS Acquisition Holdings Corp II) as of October 19, 2021 and December 31, 2020 and the periods ended October 19, 2021, December 31, 2020, and December 31, 2019.

99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.
104	Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2022

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer